CASH AND CASH EQUIVALENTS AND INVESTMENTS. ADDITIONAL INFORMATION ON THE CONSOLIDATED STATEMENTS OF CASH FLOWS - Changes in assets/liabilities components (Details) - ARS ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Net (increase) decrease in assets
Trade receivables	$ (318,136)	$ (472,662)	$ (273,436)
Other receivables	(99,147)	(238,618)	(186,882)
Inventories	(7,791)	(55,430)	(19,437)
Total	(425,074)	(766,710)	(479,755)
Net increase (decrease) in liabilities
Trade payables	25,491	898,403	457,736
Salaries and social security payables	101,965	192,455	156,676
Other taxes payables	78,874	116,793	(96,258)
Other liabilities and provisions	(9,027)	47,885	(4,988)
Total	$ 197,303	$ 1,255,536	$ 513,166